UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2019

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Section 5 - Corporate Governance and Management

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, the Compensation Committee of the Board of Directors approved the 2019 Short-Term Incentive Program (the “Bonus Program”) for the executive officers (the “Executive Officers”) of American States Water Company.  Under the terms of the Bonus Program, each of the Executive Officers, other than Patrick R. Scanlon, is eligible to earn an objective cash bonus and a discretionary cash bonus for the 2019 calendar year. Mr. Scanlon intends to retire during 2019.

The target aggregate bonus for Robert J. Sprowls, President and Chief Executive Officer of American States Water Company and its subsidiaries, Eva G. Tang, Senior Vice President-Finance, Chief Financial Officer and Corporate Secretary of American States Water Company and its subsidiaries and Treasurer of American States Water Company, Denise L. Kruger, Senior Vice President-Regulated Utilities for Golden State Water Company, and James C. Cotton, Senior Vice President and Procurement Officer of American States Utility Services, Inc. and its subsidiaries is 80%, 32.5%, 32.5% and 53.25%, respectively, of his or her base salary for 2019.  The objective bonus is 80% of the target aggregate bonus for each of these Executive Officers and will become payable based upon each Executive Officer’s attainment of specific performance targets set forth in the Bonus Program.  The discretionary bonus is 20% of the target aggregate bonus for each of these Executive Officers and is payable based on the Company’s subjective assessment of the Executive Officer’s performance in the areas of our business over which he or she has responsibility.

A copy of the 2019 Short-Term Incentive Program and the Form of 2019 Short-Term Incentive Program Award Agreement are attached as Exhibits 10.1 and 10.2, respectively.

Section 9-Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

The following documents are filed as an Exhibit to this report:

Exhibit 10.1:	2019 Short-Term Incentive Program*

Exhibit 10.2:	Form of Award Agreement for 2019 Short-Term Incentive Program*

*Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:

Date: April 1, 2019	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer